Exhibit 10.1

SABINE PASS LNG, L.P.

May 27, 2009
Response Required: No ☒

Bechtel Corporation
3000 Post Oak Boulevard
Houston, Texas 77056
Attention:  Mr. Mitchell Clayman

Correspondence No. SP2-BE-C-045

Subject:	Change Order SP2/BE-011 – Adjustment to Contractor’s Fixed Fee

Enclosed you will find the signed original for Change Order SP2/BE-011 regarding the Adjustment to Contractor’s Fixed Fee.

Should you have any questions or concerns, please feel free to contact us.

Regards,

/s/ Carlos Macias
Carlos Macias
Director, Project Management

cc:	Ed Lehotsky
David Mitchell
Graham McArthur
File

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2BE-011 DATE OF CHANGE ORDER: May 5, 2009

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#011

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

I.	Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1.	Misc Client Work Orders (Trend F-2010) Work Order Request WR-00011 through WR-00024 from January 2008 through June 2008 covering various requests including Cheniere's Sign & Billboard, the Noble Road Repairs and the Water Supply to the Hydrant Pond.	$71,828

2.	Firewater Monitor Modifications (Trend F-2025) Modify firewater design to isolate firewater spray zone actuators to 18 existing valves for both Phase 1 &2. Also valves, including field service to install 6 pneumatic hand actuation of the firewater system for both phases. for each tank by adding add 6" firewater butterfly switches to allow manual	$696,505

3.	FERC Requested LNG Spill Containment (Trend F-2061) FERC required LNG spill containment including concrete curbing and earthen dikes around the AAV and SCV areas.	$62,534

4.	Bypass for Cool Down of Tanks S-104 and S105 (Trend F-2076) Bypasses added to the stop valves to allow a controlled initial cool down to the downstream lines for tanks S-104 and S-105.	$30,961

5.	Additional Alarms to the UPS from the Metering Station (Trend F-3003) Alarms from the metering station routed to the UPS system to allow automatic acknowledgement and mitigation.	$28,340

6.	Additional Earthen Ramns at Tanks S-104 and S-105 (Trend F-3011) New earthen ramps for Perlite truck access to the LNG tanks spill protection area.	$25,928

7.	2"d N2 Skid Piling and Foundation (Trend F-3021) Drive piles and pour the foundation for a 2nd N2 Skid. 1	$38, 980

8.	Ike Recovery Assistance to SPLNG in the Phase I Area (Trend F-3018) Post Hurricane Ike work in the Phase I area to assist SPLNG with their recovery effort. This work scope is in addition to the contractual scope of Phase II.	$121,272

9.	Use of Rigid Conduit for all Light Stations (Trend F-3019) Replace existing %2" aluminum conduit with 3/8" rigid conduit for all light stations per the client's request.	$662,542

10.	Stage 2A Additional AAVs Engineering (Trend F-3014) FEED design of: 4 additional trains of 18 AAVs; a 12" recondenser line from the Phase 1 recondenser to the 22R piperack; and sitework engineering for 7 additional AAV trains.	$1,999,000

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: MBE-011 DATE OF CHANGE ORDER: May 5, 2009

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#011

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

11.	AAV Train S Crossover Line (Trend F-3034) Procure materials and construct a crossover line between the SCVs and AAV Train S.	$591,330

12.	Vendor Packaged Systems Test & Documentation (Trend F-3036) Provide function loop tests for vendor packaged systems and prepare loop documentation packages & signoffs.	$80,000

	Total Amount of agreed Scope Changes:	$4,409,220
	(Items 1-12 above)

13.	Change Order SP2BE-010 Carry-Over This line item represents the remainder difference of $740,047 not previously included in the Fixed Fee adjustment calculation.	$740,047

	Amount Eligible for Fixed Fee Calculation:	$5,149,267
	(Items 1-13 above)

14.
Change Order SP2BE-011 Fixed Fee
Fixed Fee increases are based on increments of $5,000,000. Consequently, the Fixed Fee increase associated with this Change Order is calculated based on $5,000,000 (4% x $5,000,000) for a total Fixed Fee Adjustment of $200,000. The remaining balance of $149,267 will be added to a future Change Order when the next US$5,000,000 threshold is achieved.

	Total Fixed Fee Adjustment Amount:	$200,000

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2BE-011 DATE OF CHANGE ORDER: May 5, 2009

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#011

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

ATTACHMENTS:
Attachment A -	Trend Estimate (F-2010)
Attachment B -	Trend Estimate (F-2025)
Attachment C -	Trend Estimate (F-2061)
Attachment D -	Trend Estimate (F-2076)
Attachment E -	Trend Estimate (F-3003)
Attachment F -	Trend Estimate (F-3011)
Attachment G -	Trend Estimate (F-3019)
Attachment H -	Trend Estimate (F-3021)
Attachment I -	Trend Estimate (F-3018)
Attachment J -	Trend Estimate (F-3014)
Attachment K -	Trend Estimate (F-3034)
Attachment K -	Trend Estimate (F-3036)
Attachment L -	Adjusted Fixed Fee Table

REFERENCES:
Project Instruction Form SP2-023
Project Instruction Form SP2-027
SPLNG Correspondence SP-BE-C-269 dated June 19, 2007

Adjustment to Contractor's Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$2,200,000

The Fixed Fee prior to this Change Order was	$20,700,000

The Fixed Fee will be increased by this Change Order in the amount of	$200,000

The new Fixed Fee including this Change Order will be	$20,900,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #011 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2BE-011 DATE OF CHANGE ORDER: May 5, 2009

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#011

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Charif Souki	/s/ Patrick J. McCormack
*Charif Souki	Contractor
Chairman	Patrick J. McCormack
Name
May / 20 / 2009	Project Director
Date of Signing	Title
5/14/09
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky
Owner Representative

May 20, 2009
Date of Signing

* Required Owner signature